UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________________________________________________________________
FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2018
____________________________________________________________________________________________________________________________________
PLEXUS CORP.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________________________________________________________________
Wisconsin                 001-14423                 39-1344447
(State or other jurisdiction             (Commission             (I.R.S. Employer
of incorporation)                File Number)             Identification No.)
One Plexus Way, Neenah, Wisconsin                 54957
(Address of principal executive offices)          (Zip Code)
Registrant’s telephone number, including area code:
(920) 969-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

Explanatory Note
Plexus Corp. is hereby amending Item 5.02 of its Current Report on Form 8-K, dated March 13, 2018, in its entirety as set forth below to report that on May 17, 2018, the Board of Directors appointed Karen Rapp to the Audit Committee. When Ms. Rapp was appointed to the Board in March 2018, the Board had not determined on which committee she would serve.

Items 5.03 and 9.01 of the Current Report on Form 8-K, dated March 13, 2018, are not being amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 13, 2018, the Board of Directors of Plexus Corp. (the “Company”) appointed Karen Rapp as a director, effective immediately.

On May 17, 2018, the Board appointed Ms. Rapp to the Audit Committee.

Ms. Rapp, age 49, serves as Executive Vice President, Chief Financial Officer and Treasurer, of National Instruments Corp., a producer of automated test equipment and virtual instrumentation software, since March 2017. Prior thereto, she served as the Senior Vice President of Corporate Development at NXP Semiconductors N.V. (“NXP”), where she led the integration efforts for the NXP/Freescale Semiconductor, Ltd. (“Freescale”) merger, from 2015 to 2017. While at Freescale, Ms. Rapp held several leadership positions with increasing responsibility, including Vice President and Chief Information Officer; Director of Operations and Finance, Global Sales and Marketing; Director of Finance, Supply Chain; and Director of Finance, Continuous Development. Ms. Rapp holds a Master of Business Administration degree from The University of Texas at Austin and a Bachelor of Science degree in Finance from Northern Illinois University.

Ms. Rapp will receive the same compensation as the other non-employee directors of the Company.

There are no arrangements or understandings between Ms. Rapp and any other person pursuant to which she was selected to serve as a director, nor does she have any familial relationship with any director or executive officer of the Company. There are not any transactions or relationships in which Ms. Rapp has an interest requiring disclosure under Item 404(a) of Regulation S-K.

* * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018		PLEXUS CORP.
(Registrant)

	By:	/s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Senior Vice President, Chief Administrative
Officer, General Counsel and Secretary